   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 25, 1998


                                                      REGISTRATION NO. 333-40381
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------


                                AMENDMENT NO. 4
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                           --------------------------

                   TRAVELERS BANK CREDIT CARD MASTER TRUST I
                             (Issuer of Securities)

                           CC CREDIT CARD CORPORATION

                   (Originator of the Trust described herein)

  (Exact Name of Registrant as Specified in Its Certificate of Incorporation)

                      DELAWARE                                             52-2069082
            (State or Other Jurisdiction                                (I.R.S. Employer
                  of Organization)                                   Identification Number)

                           CC CREDIT CARD CORPORATION
                                   SUITE 300B
                               100 COMMERCE DRIVE
                             NEWARK, DELAWARE 19713
                                 (302) 451-6456

              (Address, Including Zip Code, and Telephone Number,
       Including Area Code, of Registrant's Principal Executive Offices)

                           STEPHANIE B. MUDICK, ESQ.
                             DEPUTY GENERAL COUNSEL
                              TRAVELERS GROUP INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013
                                 (212) 816-8000
           (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent For Service)

                                   COPIES TO:

                             CAMERON L. COWAN, ESQ.
                       ORRICK, HERRINGTON & SUTCLIFFE LLP
                               WASHINGTON HARBOUR
                              3050 K STREET, N.W.
                             WASHINGTON, D.C. 20007
                                 (202) 339-8400

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after this Registration Statement becomes effective as determined by market conditions.

    If any of the securities being registered on this Form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /X/

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act Registration Statement number of the earlier effective Registration Statement for the same offering. / / ________________

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act Registration Statement number of the earlier effective Registration Statement for the same offering. / / ________________

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                           --------------------------

                        CALCULATION OF REGISTRATION FEE

                                                                   PROPOSED MAXIMUM    PROPOSED MAXIMUM
                                                 AMOUNT TO BE         AGGREGATE           AGGREGATE           AMOUNT OF
    TITLE OF SECURITIES TO BE REGISTERED         REGISTERED*       PRICE PER UNIT**    OFFERING PRICE**    REGISTRATION FEE
Asset Backed Certificates...................     $750,000,000            100%            $750,000,000        $221,259***

* Includes an indeterminate amount of Certificates that are to be offered or sold in connection with market-making activities by affiliates of the Registrant.
**  Estimated solely for the purpose of calculating the registration fee.

*** Previously paid.

                           --------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

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
                                    PART II

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

    The following is an itemized list of the estimated expenses to be incurred in connection with the offering of the securities being offered hereunder other than underwriting discounts and commissions.

Registration Statement Fee..............................................  $ 221,259*
Printing Expenses.......................................................    225,000
Trustee's Fees and Expenses.............................................     67,500
Legal Fees and Expenses.................................................    375,000
Accountants' Fees and Expenses..........................................    150,000
Rating Agency Fees......................................................    427,500
Miscellaneous Fees and Expenses.........................................     75,000
                                                                          ---------
    Total...............................................................  $1,541,259
                                                                          ---------
                                                                          ---------

------------------------

*   Actual

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    Article X of the Certificate of Incorporation of CC Credit Card Corporation provides that any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the corporation to the fullest extent legally permissible under the General Corporation Law of the State of Delaware, as amended from time to time, against all expenses (including attorneys' fees), liabilities, losses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding.

    The General Corporation Law of the State of Delaware provides that a corporation has the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful. A corporation also has the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

ITEM 16. EXHIBITS.


      1.1  --Form of Underwriting Agreement for the Certificates**
      4.1  --Form of Pooling and Servicing Agreement**
      4.2  --Form of Series Supplement**
      5.1  --Opinion of Richards, Layton & Finger, P.A. with respect to legality
      8.1  --Opinion of Orrick, Herrington & Sutcliffe LLP with respect to federal tax matters**
     10.1  --Form of Receivables Transfer Agreement**
     23.1  --Consent of Richards, Layton & Finger, P.A. (included in its opinion filed as Exhibit
           5.1)
     23.2  --Consent of Orrick, Herrington & Sutcliffe LLP (included in its opinion filed as
           Exhibit 8.1)**
     24.1  --Powers of Attorney**
     99.1  --Form of Performance Guaranty Agreement**


------------------------

**  Previously filed.

ITEM 17. UNDERTAKINGS.

    The undersigned Registrant on behalf of the Travelers Bank Credit Card Master Trust I (the "Trust") hereby undertakes as follows:

    (a) (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement; PROVIDED, HOWEVER, that (a)(1)(i) and
(a)(1)(ii) will not apply if the information required to be included in a post-effective amendment thereby is contained in periodic reports filed pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

       (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering hereof.

       (3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

    (b) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

    (c) That insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described under Item 15 above, or otherwise, the Registrant has been advised that in the opinion of the

Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of each issue.

    (d) (1) That, for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act of 1933 shall be deemed to be a part of this Registration Statement as of the time it was declared effective.

       (2) That, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering hereof.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, reasonably believes that the security rating requirement contained in Transaction Requirement B.5. of Form S-3 will be met by the time of the sale of the securities registered hereunder and has duly caused this Amendment No. 4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, New York, on February 25, 1998.


                                CC CREDIT CARD CORPORATION
                                  as originator of the Trust and as Transferor on behalf of the Trust

                                By:  /s/ BARBARA YASTINE
                                     -----------------------------------------
                                     Name: Barbara Yastine
                                     Title:  President


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 4 has been signed on February 25, 1998 by the following persons in the capacities indicated.


          SIGNATURE                       TITLE
------------------------------  --------------------------

/s/ BARBARA YASTINE             President and Director
------------------------------    (Principal Executive
Name: Barbara Yastine             Officer)

*                               Treasurer and Director
------------------------------    (Principal Financial
Name: Robert Matza                Officer)

                                Vice President and
*                                 Director (Controller or
------------------------------    Principal Accounting
Name: William Bozarth             Officer)

------------------------------  Director
Name: Doug Johnson

------------------------

* The undersigned, by signing her name hereto, does hereby sign the registration statement or amendment thereto on behalf of each of the above-indicated directors and officers of CC Credit Card Corporation pursuant to powers of attorney executed on behalf of each such director and officer.

By:   /s/ BARBARA YASTINE
      -------------------------
      Name: Barbara Yastine
      Title:  Attorney-in-Fact

                                 EXHIBIT INDEX


  EXHIBIT
  NUMBER                                                     DESCRIPTION
-----------  ------------------------------------------------------------------------------------------------------------

       1.1   --Form of Underwriting Agreement for the Certificates**

       4.1   --Form of Pooling and Servicing Agreement**

       4.2   --Form of Series Supplement**

       5.1   --Opinion of Richards, Layton & Finger, P.A. with respect to legality

       8.1   --Opinion of Orrick, Herrington & Sutcliffe LLP with respect to federal tax matters**

      10.1   --Form of Receivables Transfer Agreement**

      23.1   --Consent of Richards, Layton & Finger, P.A. (included in its opinion filed as Exhibit 5.1)

      23.2   --Consent of Orrick, Herrington & Sutcliffe LLP (included in its opinions filed as Exhibit 8.1)**

      24.1   --Powers of Attorney**

      99.1   --Form of Performance Guaranty Agreement**


------------------------

**  Previously filed